77Q1(a) - Exhibits

Articles Supplementary dated March 8, 2013. Incorporated by reference to the exhibit to the Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of SunAmerica Series, Inc.
(File No. 333-11283) filed on March 15, 2013.